SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Apr. 30, 2023	Oct. 31, 2022
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

14. SUBSEQUENT EVENTS

Litigation

During the subsequent period, litigation was brought against the Company by the Toronto Dominion Bank (“TD Bank”) in which TD Bank made a claim for an amount of $1,721,345 (the “Principal Amount”) relating to a bank overdraft. TD Bank and the Company reached a settlement agreement in which the Company agreed to repay the Principal Amount plus interest and additional costs. The Settlement was guaranteed by a letter of credit issued to TD Bank by the Royal Bank of Canada of $2,000,000.

Convertible debentures

On June 26, 2023, the Company completed its issuance of an unsecured convertible note with a principal aggregate amount of $3,341,176 (the “June 2023 Note”) to the Selling Securityholder with a maturity date of June 26, 2024. The conversion price in effect on any Conversion Date shall be equal to (i) for the first seven months following the date hereof, shall be $0.25, and (ii) following the seven month anniversary of the date hereof, 90% of the lowest closing price of the Company’s shares for the previous three Trading Days prior to the conversion date provided, however, that such price shall in no event be less than $0.15. A maximum of 22,274,507 shares of Common Stock are issuable by the Company upon conversion of the June 2023 note.

In connection with the issuance of the June 2023 Note, the Company entered into a securities purchase agreement with the Selling Securityholder and issued a common stock purchase warrant to purchase 10,023,530 shares of Common Stock (the “Purchase Warrant”), with an Exercise Price of $0.001 or on a cashless basis, to the Selling Securityholder. The Purchase Warrants will be classified as financial liabilities since the terms allows for a cashless net share settlement at the option of the holder.

Share capital

On August 25, 2023, the company offered warrant holders the option to exercise their existing warrants at $3.33 per share, resulting in 633,026 Warrant Shares being issued. Holders were also given new warrants (New Warrants) allowing them to purchase up to 250% of the exercised Warrant Shares at the same price, with an expiration date of June 9, 2028. The exercise of Existing Warrants led to the issuance of New Warrants for a total of 1,582,566 New Warrant Shares.

From August 1 to August 25, 2023, a total of 883,131 shares were issued from warrants being exercised for proceeds of $2,855,979. On August 10 and 14th, the company issued 50,000 and 150,000 common shares as compensation for consulting services.

18. SUBSEQUENT EVENTS

On December 9, 2022, the Company closed a private placement pursuant to a securities purchase agreement with institutional investors. The Company issued 2,966,667 units and 1,950,001 pre-funded units at a purchase price of $0.60 per unit for gross proceeds of $2,948,050. The pre-funded units were sold at the same price less the pre-funded warrant exercise price of $0.001. Each unit and pre-funded unit consist of one share of common stock and one non-tradable warrant exercisable for one share of common stock at a price of $0.60. The warrants have a term of 5.5 years from the issuance date.

In connection with the private placement, the Company paid share issuance costs of $623,750 consisting of $295,000 in underwriting fees, $132,500 in legal fees and $196,250 in other related expenses.